CNA Financial Corporation
Supplemental Financial Information

June 30, 2018

This report is for informational purposes only and includes consolidated financial statements and financial exhibits that are unaudited. This report should be read in conjunction with documents filed with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K.

Table of Contents

Page
Consolidated Results
Statements of Operations..................................................................................................................................................................................................	1
Components of Income (Loss), Per Share Data and Return on Equity.............................................................................................................................	2
Selected Balance Sheet Data and Statement of Cash Flows Data...................................................................................................................................	3
Results of Operations
Property & Casualty...	4
Specialty...	5
Commercial...	6
International...	7
Life & Group...	8
Corporate & Other...	9
Investment Information
Investment Summary - Consolidated................................................................................................................................................................................	10
Investment Summary - Property & Casualty and Corporate & Other................................................................................................................................	11
Investment Summary - Life & Group.................................................................................................................................................................................	12
Investments - Fixed Maturity Securities by Credit Rating..................................................................................................................................................	13
Components of Net Investment Income............................................................................................................................................................................	14
Other
Claim & Claim Adjustment Expense Reserve Rollforward................................................................................................................................................	15
Life & Group Policyholder Reserves..................................................................................................................................................................................	16
Definitions and Presentation..............................................................................................................................................................................................	17

Statements of Operations

Periods ended June 30	Three Months			Six Months
(In millions)	2018	2017	Change	2018	2017	Change
Revenues:
Net earned premiums	$1,815	$1,734	5%	$3,600	$3,379	7%
Net investment income	506	475	7	996	1,020	(2)
Net realized investment gains (losses):
Other-than-temporary impairment (OTTI) losses	—	(2)		(6)	(4)
Other net realized investment gains (losses)	(1)	52		17	90
Net realized investment gains (losses)	(1)	50		11	86
Non-insurance warranty revenue	248	98		486	191
Other revenues	6	9		16	20
Total revenues	2,574	2,366	9	5,109	4,696	9
Claims, Benefits and Expenses:
Insurance claims and policyholders' benefits	1,327	1,280		2,666	2,573
Amortization of deferred acquisition costs	359	312		655	617
Non-insurance warranty expense	225	72		441	142
Other operating expenses	298	292		601	568
Interest	35	40		70	83
Total claims, benefits and expenses	2,244	1,996	(12)	4,433	3,983	(11)
Income (loss) before income tax	330	370		676	713
Income tax (expense) benefit	(60)	(98)		(115)	(181)
Net income (loss)	$270	$272	(1)%	$561	$532	5%

Components of Income (Loss), Per Share Data and Return on Equity

Periods ended June 30	Three Months		Six Months
(In millions, except per share data)	2018	2017	2018	2017
Components of Income (Loss)
Core income (loss)	$270	$239	$551	$474
Net realized investment gains (losses)	—	33	10	58
Net income (loss)	$270	$272	$561	$532

Diluted Earnings (Loss) Per Common Share
Core income (loss)	$0.99	$0.88	$2.02	$1.74
Net realized investment gains (losses)	—	0.12	0.04	0.22
Diluted earnings (loss) per share	$0.99	$1.00	$2.06	$1.96

Weighted Average Outstanding Common Stock and Common Stock Equivalents
Basic	271.5	271.1	271.5	271.0
Diluted	272.4	271.9	272.4	271.9

Return on Equity
Net income (loss) (1)	9.4%	9.2%	9.5%	8.9%
Core income (loss) (2)	9.1	8.0	9.1	7.9
(1) Annualized net income (loss) divided by the average stockholders' equity including accumulated other comprehensive income (loss) (AOCI) for the period. Average equity including AOCI is calculated using a simple average of the beginning and ending balances for the period.
(2) Annualized core income (loss) divided by the average stockholders' equity excluding AOCI for the period. Average equity excluding AOCI is calculated using a simple average of the beginning and ending balances for the period.

Selected Balance Sheet Data and Statement of Cash Flows Data

(In millions, except per share data)	June 30, 2018	December 31, 2017
Total investments	$45,152	$46,870
Reinsurance receivables, net of allowance for uncollectible receivables	4,535	4,261
Total assets	57,858	56,567
Insurance reserves	37,067	37,212
Debt	2,709	2,858
Total liabilities	46,443	44,323
Accumulated other comprehensive income (loss) (1)	(605)	32
Total stockholders' equity	11,415	12,244

Book value per common share	$42.06	$45.15
Book value per common share excluding AOCI	$44.29	$45.02

Outstanding shares of common stock (in millions of shares)	271.4	271.2

Statutory capital and surplus - Combined Continental Casualty Companies (2)	$10,514	$10,726

Three months ended June 30	2018	2017
Net cash flows provided (used) by operating activities	$136	$233
Net cash flows provided (used) by investing activities	(50)	(243)
Net cash flows provided (used) by financing activities	(74)	(68)
Net cash flows provided (used) by operating, investing and financing activities	$12	$(78)

Six months ended June 30	2018	2017
Net cash flows provided (used) by operating activities	$354	$515
Net cash flows provided (used) by investing activities	439	111
Net cash flows provided (used) by financing activities	(855)	(677)
Net cash flows provided (used) by operating, investing and financing activities	$(62)	$(51)
(1) As of June 30, 2018 and December 31, 2017, the net unrealized gains on investments included in AOCI were net of after-tax Shadow Adjustments of $1,186 million and $1,411 million. To the extent that unrealized gains on fixed income securities supporting certain products within the Life & Group segment would result in a premium deficiency if realized, an increase in Insurance reserves are recorded, net of tax, as a reduction of net unrealized gains through Other comprehensive income (loss) (Shadow Adjustments).
(2) Statutory capital and surplus as of June 30, 2018 is preliminary.

Property & Casualty - Results of Operations

Periods ended June 30	Three Months				Six Months
(In millions)	2018	2017	Change		2018	2017	Change
Gross written premiums	$2,975	$2,778	7%		$5,966	$5,530	8%
Net written premiums	1,769	1,702	4		3,582	3,334	7

Net earned premiums	1,684	1,600	5		3,335	3,112	7
Net investment income	302	276			587	619
Non-insurance warranty revenue	248	98			486	191
Other revenues	7	8			16	18
Total operating revenues	2,241	1,982	13		4,424	3,940	12
Insurance claims and policyholders' benefits	1,014	954			2,009	1,896
Amortization of deferred acquisition costs	359	312			655	617
Other insurance related expenses	206	231			453	453
Non-insurance warranty expense	225	72			441	142
Other expenses	29	20			47	39
Total claims, benefits and expenses	1,833	1,589	(15)		3,605	3,147	(15)
Core income (loss) before income tax	408	393			819	793
Income tax (expense) benefit on core income (loss)	(89)	(132)			(173)	(264)
Core income (loss)	$319	$261	22%		$646	$529	22%

Other Performance Metrics
Underwriting gain (loss)	$105	$103	2%		$218	$146	49%

Loss & LAE ratio	59.9%	59.4%	(0.5)	pts	59.9%	60.7%	0.8	pts
Acquisition expense ratio	20.0	19.1	(0.9)		19.7	19.4	(0.3)
Underwriting expense ratio	13.5	14.7	1.2		13.5	14.9	1.4
Expense ratio	33.5	33.8	0.3		33.2	34.3	1.1
Dividend ratio	0.4	0.3	(0.1)		0.4	0.3	(0.1)
Combined ratio	93.8%	93.5%	(0.3)	pts	93.5%	95.3%	1.8	pts
Combined ratio excluding catastrophes and development	95.3%	94.6%	(0.7)	pts	94.3%	95.9%	1.6	pts

Net accident year catastrophe losses incurred	$26	$39			$60	$73
Effect on loss & LAE ratio	1.6%	2.4%	0.8	pts	1.8%	2.3%	0.5	pts

Net prior year development and other: (favorable) / unfavorable	$(52)	$(59)			$(88)	$(86)
Effect on loss & LAE ratio	(3.1)%	(3.5)%	(0.4)	pts	(2.6)%	(2.9)%	(0.3)	pts

Rate	1%	—%	1	pts	1%	1%	—	pts
Renewal premium change	4%	3%	1	pts	4%	3%	1	pts
Retention	82%	86%	(4)	pts	83%	86%	(3)	pts
New business	$332	$289	15%		$687	$549	25%

Specialty - Results of Operations

Periods ended June 30	Three Months				Six Months
(In millions)	2018	2017	Change		2018	2017	Change
Gross written premiums	$1,736	$1,665	4%		$3,507	$3,403	3%
Net written premiums	688	701	(2)		1,374	1,371	—

Net earned premiums	683	678	1		1,355	1,332	2
Net investment income	130	117			252	265
Non-insurance warranty revenue	248	98			486	191
Other revenues	—	—			1	1
Total operating revenues	1,061	893	19		2,094	1,789	17
Insurance claims and policyholders' benefits	373	395			753	796
Amortization of deferred acquisition costs	149	147			294	289
Other insurance related expenses	70	71			134	138
Non-insurance warranty expense	225	72			441	142
Other expenses	12	11			23	21
Total claims, benefits and expenses	829	696	(19)		1,645	1,386	(19)
Core income (loss) before income tax	232	197			449	403
Income tax (expense) benefit on core income (loss)	(49)	(66)			(95)	(135)
Core income (loss)	$183	$131	40%		$354	$268	32%

Other Performance Metrics
Underwriting gain (loss)	$91	$65	40%		$174	$109	60%

Loss & LAE ratio	54.6%	58.1%	3.5	pts	55.4%	59.6%	4.2	pts
Acquisition expense ratio	20.8	20.1	(0.7)		20.5	20.0	(0.5)
Underwriting expense ratio	11.2	11.9	0.7		11.1	12.0	0.9
Expense ratio	32.0	32.0	—		31.6	32.0	0.4
Dividend ratio	0.2	0.2	—		0.2	0.1	(0.1)
Combined ratio	86.8%	90.3%	3.5	pts	87.2%	91.7%	4.5	pts
Combined ratio excluding catastrophes and development	92.7%	93.2%	0.5	pts	92.2%	94.0%	1.8	pts

Net accident year catastrophe losses incurred	$3	$5			$6	$9
Effect on loss & LAE ratio	0.5%	0.9%	0.4	pts	0.5%	0.7%	0.2	pts

Net prior year development and other: (favorable) / unfavorable	$(44)	$(27)			$(74)	$(44)
Effect on loss & LAE ratio	(6.4)%	(3.8)%	2.6	pts	(5.5)%	(3.0)%	2.5	pts

Rate	2%	1%	1	pts	2%	1%	1	pts
Renewal premium change	4%	3%	1	pts	3%	4%	(1)	pts
Retention	82%	89%	(7)	pts	84%	88%	(4)	pts
New business	$92	$62	48%		$173	$117	48%

Commercial - Results of Operations

Periods ended June 30	Three Months				Six Months
(In millions)	2018	2017	Change		2018	2017	Change
Gross written premiums	$925	$861	7%		$1,805	$1,620	11%
Net written premiums	810	782	4		1,642	1,506	9

Net earned premiums	753	716	5		1,496	1,377	9
Net investment income	157	146			306	329
Other revenues	8	9			16	18
Total operating revenues	918	871	5		1,818	1,724	5
Insurance claims and policyholders' benefits	475	430			948	856
Amortization of deferred acquisition costs	127	120			248	237
Other insurance related expenses	126	129			253	257
Other expenses	10	10			21	25
Total claims, benefits and expenses	738	689	(7)		1,470	1,375	(7)
Core income (loss) before income tax	180	182			348	349
Income tax (expense) benefit on core income (loss)	(37)	(62)			(72)	(118)
Core income (loss)	$143	$120	19%		$276	$231	19%

Other Performance Metrics
Underwriting gain (loss)	$25	$37	(32)%		$47	$27	74%

Loss & LAE ratio	62.4%	59.6%	(2.8)	pts	62.7%	61.7%	(1.0)	pts
Acquisition expense ratio	17.9	17.2	(0.7)		17.9	18.1	0.2
Underwriting expense ratio	15.6	17.2	1.6		15.5	17.7	2.2
Expense ratio	33.5	34.4	0.9		33.4	35.8	2.4
Dividend ratio	0.7	0.6	(0.1)		0.7	0.5	(0.2)
Combined ratio	96.6%	94.6%	(2.0)	pts	96.8%	98.0%	1.2	pts
Combined ratio excluding catastrophes and development	95.0%	94.0%	(1.0)	pts	94.4%	96.9%	2.5	pts

Net accident year catastrophe losses incurred	$19	$35			$48	$62
Effect on loss & LAE ratio	2.5%	4.7%	2.2	pts	3.2%	4.3%	1.1	pts

Net prior year development and other: (favorable) / unfavorable	$(6)	$(30)			$(12)	$(31)
Effect on loss & LAE ratio	(0.9)%	(4.1)%	(3.2)	pts	(0.8)%	(3.2)%	(2.4)	pts

Rate	1%	—%	1	pts	1%	—%	1	pts
Renewal premium change	4%	3%	1	pts	3%	3%	—	pts
Retention	85%	86%	(1)	pts	85%	86%	(1)	pts
New business	$157	$154	2%		$338	$294	15%

International - Results of Operations

Periods ended June 30	Three Months				Six Months
(In millions)	2018	2017	Change		2018	2017	Change
Gross written premiums	$314	$252	25%		$654	$507	29%
Net written premiums	271	219	24		566	457	24

Net earned premiums	248	206	20		484	403	20
Net investment income	15	13			29	25
Other revenues	(1)	(1)			(1)	(1)
Total operating revenues	262	218	20		512	427	20
Insurance claims and policyholders' benefits	166	129			308	244
Amortization of deferred acquisition costs	83	45			113	91
Other insurance related expenses	10	31			66	58
Other expenses	7	(1)			3	(7)
Total claims, benefits and expenses	266	204	(30)		490	386	(27)
Core income (loss) before income tax	(4)	14			22	41
Income tax (expense) benefit on core income (loss)	(3)	(4)			(6)	(11)
Core income (loss)	$(7)	$10	(170)%		$16	$30	(47)%

Other Performance Metrics
Underwriting gain (loss)	$(11)	$1	N/M	%	$(3)	$10	(130)%

Loss & LAE ratio	66.8%	62.8%	(4.0)	pts	63.7%	60.6%	(3.1)	pts
Acquisition expense ratio	23.7	22.3	(1.4)		22.9	22.0	(0.9)
Underwriting expense ratio	14.2	15.0	0.8		14.2	15.1	0.9
Expense ratio	37.9	37.3	(0.6)		37.1	37.1	—
Dividend ratio	—	—	—		—	—	—
Combined ratio	104.7%	100.1%	(4.6)	pts	100.8%	97.7%	(3.1)	pts
Combined ratio excluding catastrophes and development	103.8%	101.1%	(2.7)	pts	100.0%	98.8%	(1.2)	pts

Net accident year catastrophe losses incurred	$4	$(1)			$6	$2
Effect on loss & LAE ratio	1.6%	(0.5)%	(2.1)	pts	1.3%	0.6%	(0.7)	pts

Net prior year development and other: (favorable) / unfavorable	$(2)	$(2)			$(2)	$(11)
Effect on loss & LAE ratio	(0.7)%	(0.5)%	0.2	pts	(0.5)%	(1.7)%	(1.2)	pts

Rate	3%	—%	3	pts	3%	—%	3	pts
Renewal premium change	8%	3%	5	pts	6%	2%	4	pts
Retention	73%	82%	(9)	pts	78%	80%	(2)	pts
New business	$83	$73	14%		$176	$138	28%

Life & Group - Results of Operations

Periods ended June 30	Three Months			Six Months
(In millions)	2018	2017	Change	2018	2017	Change
Net earned premiums	$131	$135	(3)%	$265	$268	(1)%
Net investment income	198	195		398	392
Other revenues	—	—		1	1
Total operating revenues	329	330	—	664	661	—
Insurance claims and policyholders' benefits	327	328		630	658
Amortization of deferred acquisition costs	—	—		—	—
Other insurance related expenses	30	32		60	64
Other expenses	1	1		3	3
Total claims, benefits and expenses	358	361	1	693	725	4
Core income (loss) before income tax	(29)	(31)		(29)	(64)
Income tax (expense) benefit on core income (loss)	19	36		33	73
Core income (loss)	$(10)	$5	(300)%	$4	$9	(56)%

Corporate & Other - Results of Operations

Periods ended June 30	Three Months			Six Months
(In millions)	2018	2017	Change	2018	2017	Change
Net earned premiums	$—	$(1)		$—	$(1)
Net investment income	6	4		11	9
Other revenues	(1)	1		(1)	1
Total operating revenues	5	4	25%	10	9	11%
Insurance claims and policyholders' benefits	(14)	(2)		27	19
Amortization of deferred acquisition costs	—	—		—	—
Other insurance related expenses	—	(2)		—	(2)
Other expenses	67	50		108	94
Total claims, benefits and expenses	53	46	(15)	135	111	(22)
Core income (loss) before income tax	(48)	(42)		(125)	(102)
Income tax (expense) benefit on core income (loss)	9	15		26	38
Core income (loss)	$(39)	$(27)	(44)%	$(99)	$(64)	(55)%

Investment Summary - Consolidated

	June 30, 2018		March 31, 2018		December 31, 2017
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$18,635	$735	$18,605	$1,062	$18,810	$1,597
States, municipalities and political subdivisions:
Tax-exempt	9,168	810	10,014	823	11,130	1,136
Taxable	2,841	343	2,863	370	2,897	413
Total states, municipalities and political subdivisions	12,009	1,153	12,877	1,193	14,027	1,549
Asset-backed:
RMBS	4,948	(13)	5,055	5	5,120	77
CMBS	2,072	(10)	1,955	7	1,872	32
Other ABS	1,557	—	1,188	3	1,094	11
Total asset-backed	8,577	(23)	8,198	15	8,086	120
U.S. Treasury and obligations of government-sponsored enterprises	127	—	119	(5)	109	(2)
Foreign government	437	1	450	2	444	7
Redeemable preferred stock	10	1	10	1	11	1
Total fixed maturity securities	39,795	1,867	40,259	2,268	41,487	3,272
Equities:
Common stock	89	—	87	—	27	6
Non-redeemable preferred stock	684	—	683	—	668	30
Total equities	773	—	770	—	695	36
Limited partnership investments	2,363	—	2,364	—	2,369	—
Other invested assets	48	—	48	—	44	—
Mortgage loans	865	—	864	—	839	—
Short term investments	1,308	—	1,230	(1)	1,436	(1)
Total investments	$45,152	$1,867	$45,535	$2,267	$46,870	$3,307

Net receivable/(payable) on investment activity	$(188)		$(103)		$23

Effective duration (in years)	5.9		6.0		5.9
Weighted average rating	A		A		A
RMBS - Residential mortgage-backed securities
CMBS - Commercial mortgage-backed securities
Other ABS - Other asset-backed securities

Investment Summary - Property & Casualty and Corporate & Other

	June 30, 2018		March 31, 2018		December 31, 2017
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$12,855	$(3)	$12,785	$137	$12,938	$447
States, municipalities and political subdivisions:
Tax-exempt	1,273	40	1,983	47	2,827	112
Taxable	1,200	73	1,205	82	1,247	102
Total states, municipalities and political subdivisions	2,473	113	3,188	129	4,074	214
Asset-backed:
RMBS	4,792	(15)	4,894	1	4,951	72
CMBS	1,969	(10)	1,851	7	1,761	30
Other ABS	1,433	—	1,081	2	981	7
Total asset-backed	8,194	(25)	7,826	10	7,693	109
U.S. Treasury and obligations of government-sponsored enterprises	102	(1)	94	(6)	82	(4)
Foreign government	437	1	450	2	444	7
Redeemable preferred stock	5	1	5	1	5	1
Total fixed maturity securities	24,066	86	24,348	273	25,236	774
Equities:
Common stock	89	—	87	—	27	6
Non-redeemable preferred stock	178	—	230	—	237	7
Total equities	267	—	317	—	264	13
Limited partnership investments	2,363	—	2,364	—	2,369	—
Other invested assets	48	—	48	—	44	—
Mortgage loans	655	—	664	—	639	—
Short term investments	1,211	—	1,208	(1)	1,354	(1)
Total investments	$28,610	$86	$28,949	$272	$29,906	$786

Net receivable/(payable) on investment activity	$(116)		$(130)		$(10)

Effective duration (in years)	4.5		4.5		4.4
Weighted average rating	A-		A		A

Investment Summary - Life & Group

	June 30, 2018		March 31, 2018		December 31, 2017
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$5,780	$738	$5,820	$925	$5,872	$1,150
States, municipalities and political subdivisions:
Tax-exempt	7,895	770	8,031	776	8,303	1,024
Taxable	1,641	270	1,658	288	1,650	311
Total states, municipalities and political subdivisions	9,536	1,040	9,689	1,064	9,953	1,335
Asset-backed:
RMBS	156	2	161	4	169	5
CMBS	103	—	104	—	111	2
Other ABS	124	—	107	1	113	4
Total asset-backed	383	2	372	5	393	11
U.S. Treasury and obligations of government-sponsored enterprises	25	1	25	1	27	2
Foreign government	—	—	—	—	—	—
Redeemable preferred stock	5	—	5	—	6	—
Total fixed maturity securities	15,729	1,781	15,911	1,995	16,251	2,498
Equities:
Common stock	—	—	—	—	—	—
Non-redeemable preferred stock	506	—	453	—	431	23
Total equities	506	—	453	—	431	23
Limited partnership investments	—	—	—	—	—	—
Other invested assets	—	—	—	—	—	—
Mortgage loans	210	—	200	—	200	—
Short term investments	97	—	22	—	82	—
Total investments	$16,542	$1,781	$16,586	$1,995	$16,964	$2,521

Net receivable/(payable) on investment activity	$(72)		$27		$33

Effective duration (in years)	8.2		8.3		8.4
Weighted average rating	A		A		A

Investments - Fixed Maturity Securities by Credit Rating

June 30, 2018	U.S. Government, Government agencies and Government-sponsored enterprises		AAA		AA		A		BBB		Non-investment grade		Total
(In millions)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)
Corporate and other bonds	$—	$—	$62	$—	$474	$21	$4,111	$277	$11,983	$433	$2,005	$4	$18,635	$735
States, municipalities and political subdivisions:
Tax-exempt	—	—	2,099	227	3,740	325	2,990	218	321	38	18	2	9,168	810
Taxable	—	—	373	29	1,768	188	693	126	7	—	—	—	2,841	343
Total states, municipalities and political subdivisions	—	—	2,472	256	5,508	513	3,683	344	328	38	18	2	12,009	1,153
Asset-backed:
RMBS	4,223	(60)	110	(2)	22	—	66	—	44	1	483	48	4,948	(13)
CMBS	42	—	322	4	449	3	306	(3)	610	(14)	343	—	2,072	(10)
Other ABS	—	—	35	(3)	176	1	697	—	649	2	—	—	1,557	—
Total asset-backed	4,265	(60)	467	(1)	647	4	1,069	(3)	1,303	(11)	826	48	8,577	(23)
U.S. Treasury and obligations of government-sponsored enterprises	127	—	—	—	—	—	—	—	—	—	—	—	127	—
Foreign government	—	—	128	1	239	—	51	—	19	—	—	—	437	1
Redeemable preferred stock	—	—	—	—	—	—	—	—	10	1	—	—	10	1
Total fixed maturity securities	$4,392	$(60)	$3,129	$256	$6,868	$538	$8,914	$618	$13,643	$461	$2,849	$54	$39,795	$1,867

Percentage of total fixed maturity securities	11%		8%		17%		22%		35%		7%		100%

Components of Net Investment Income

	Consolidated
Periods ended June 30	Three Months		Six Months
(In millions)	2018	2017	2018	2017
Taxable fixed income securities	$354	$353	$704	$701
Tax-exempt fixed income securities	100	106	205	214
Total fixed income securities	454	459	909	915
Limited partnership and common stock investments	42	16	73	106
Other, net of investment expense	10	—	14	(1)
Pretax net investment income	$506	$475	$996	$1,020
Fixed income securities, after tax	$375	$333	$752	$664
Net investment income, after tax	416	344	821	733

Effective income yield for fixed income securities, pretax	4.7%	4.8%	4.7%	4.8%
Effective income yield for fixed income securities, after tax	3.9	3.4	3.9	3.4

	Property & Casualty and Corporate & Other
Periods ended June 30	Three Months		Six Months
(In millions)	2018	2017	2018	2017
Taxable fixed income securities	$240	$237	$473	$470
Tax-exempt fixed income securities	14	23	34	46
Total fixed income securities	254	260	507	516
Limited partnership and common stock investments	42	16	73	106
Other, net of investment expense	12	4	18	6
Pretax net investment income	$308	$280	$598	$628
Fixed income securities, after tax	$203	$178	$406	$353
Net investment income, after tax	245	191	478	426

Effective income yield for fixed income securities, pretax	4.2%	4.2%	4.2%	4.2%
Effective income yield for fixed income securities, after tax	3.4	2.9	3.3	2.9

	Life & Group
Periods ended June 30	Three Months		Six Months
(In millions)	2018	2017	2018	2017
Taxable fixed income securities	$114	$116	$231	$231
Tax-exempt fixed income securities	86	83	171	168
Total fixed income securities	200	199	402	399
Limited partnership and common stock investments	—	—	—	—
Other, net of investment expense	(2)	(4)	(4)	(7)
Pretax net investment income	$198	$195	$398	$392
Fixed income securities, after tax	$172	$155	$346	$311
Net investment income, after tax	171	153	343	307

Effective income yield for fixed income securities, pretax	5.6%	5.7%	5.6%	5.7%
Effective income yield for fixed income securities, after tax	4.8	4.4	4.8	4.5

Claim & Claim Adjustment Expense Reserve Rollforward

Three months ended June 30, 2018 (In millions)	Specialty	Commercial	International	P&C Operations	Life & Group	Corporate & Other	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$5,696	$8,718	$1,718	$16,132	$3,501	$2,434	$22,067
Ceded	726	652	240	1,618	208	2,231	4,057
Net	4,970	8,066	1,478	14,514	3,293	203	18,010

Net incurred claim & claim adjustment expenses	372	471	166	1,009	263	1	1,273
Net claim & claim adjustment expense payments	(439)	(588)	(133)	(1,160)	(225)	(4)	(1,389)
Foreign currency translation adjustment and other	—	—	(57)	(57)	(5)	1	(61)

Claim & claim adjustment expense reserves, end of period
Net	4,903	7,949	1,454	14,306	3,326	201	17,833
Ceded	913	650	252	1,815	196	2,146	4,157
Gross	$5,816	$8,599	$1,706	$16,121	$3,522	$2,347	$21,990

Six months ended June 30, 2018 (In millions)	Specialty	Commercial	International	P&C Operations	Life & Group	Corporate & Other	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$5,669	$8,764	$1,636	$16,069	$3,499	$2,436	$22,004
Ceded	662	628	204	1,494	209	2,231	3,934
Net	5,007	8,136	1,432	14,575	3,290	205	18,070

Net incurred claim & claim adjustment expenses	751	939	308	1,998	532	2	2,532
Net claim & claim adjustment expense payments	(855)	(1,124)	(247)	(2,226)	(465)	(8)	(2,699)
Foreign currency translation adjustment and other	—	(2)	(39)	(41)	(31)	2	(70)

Claim & claim adjustment expense reserves, end of period
Net	4,903	7,949	1,454	14,306	3,326	201	17,833
Ceded	913	650	252	1,815	196	2,146	4,157
Gross	$5,816	$8,599	$1,706	$16,121	$3,522	$2,347	$21,990

Life & Group Policyholder Reserves

June 30, 2018
(In millions)	Claim and claim adjustment expenses	Future policy benefits	Total
Long term care	$2,643	$9,057	$11,700
Structured settlement annuities	539	—	539
Other	17	—	17
Total	3,199	9,057	12,256
Shadow adjustments	127	1,374	1,501
Ceded reserves	196	236	432
Total gross reserves	$3,522	$10,667	$14,189

December 31, 2017
(In millions)	Claim and claim adjustment expenses	Future policy benefits	Total
Long term care	$2,568	$8,959	$11,527
Structured settlement annuities	547	—	547
Other	16	—	16
Total	3,131	8,959	12,090
Shadow adjustments	159	1,990	2,149
Ceded reserves	209	230	439
Total gross reserves	$3,499	$11,179	$14,678

Definitions and Presentation

•	Collectively, CNA Financial Corporation (CNAF) and its subsidiaries are referred to as CNA or the Company.

•	P&C Operations includes Specialty, Commercial and International.

•	Life & Group segment primarily includes the results of long term care businesses that are in run-off.

•
Corporate & Other segment primarily includes certain corporate expenses including interest on corporate debt and the results of certain property and casualty business in run-off, including CNA Re and asbestos and environmental pollution. Intersegment eliminations are also included in this segment.

•
Management uses the core income (loss) financial measure to monitor the Company’s operations. Please refer to Note O to the Consolidated Financial Statements within the December 31, 2017 Form 10-K for further discussion of this non-GAAP financial measure.

•
Management uses underwriting results to monitor insurance operations. Underwriting results are pretax and are calculated as net earned premiums less total insurance expenses, which includes insurance claims and policyholders' benefits, amortization of deferred acquisition costs and other insurance related expenses.

•
In the evaluation of the results of Specialty, Commercial and International, management uses the loss ratio, the expense ratio, the dividend ratio and the combined ratio. These ratios are calculated using financial results prepared in accordance with accounting principles generally accepted in the United States of America. The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of insurance underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of policyholders' dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios. In addition, management also utilizes renewal premium change, rate, retention and new business in evaluating operating trends. Renewal premium change represents the estimated change in average premium on policies that renew, including rate and exposure changes. Rate represents the average change in price on policies that renew excluding exposure change. Exposure represents the measure of risk used in the pricing of the insurance product. Retention represents the percentage of premium dollars renewed in comparison to the expiring premium dollars from policies available to renew. Rate, renewal premium change and retention presented for the prior year is updated to reflect subsequent activity on policies written in the period. New business represents premiums from policies written with new customers and additional policies written with existing customers.

•
This financial supplement may also reference or contain financial measures that are not in accordance with GAAP. Management utilizes these financial measures to monitor the Company's insurance operations and investment portfolio. Core income, which is derived from certain income statement amounts, is used by management to monitor performance of the Company's insurance operations. The Company's investment portfolio is monitored by management through analysis of various factors including unrealized gains and losses on securities, portfolio duration and exposure to market and credit risk.

•
Core income (loss) is calculated by excluding from net income (loss) the after-tax effects of i) net realized investment gains or losses, ii) income or loss from discontinued operations, iii) any cumulative effects of changes in accounting guidance and iv) deferred tax asset and liability remeasurement as a result of an enacted U.S. Federal tax rate change. The calculation of core income (loss) excludes net realized investment gains or losses because net realized investment gains or losses are generally driven by economic factors that are not necessarily consistent with key drivers of underwriting performance, and are therefore not considered an indication of trends in insurance operations. Management monitors core income (loss) for each business segment to assess segment performance. Presentation of consolidated core income (loss) is deemed to be a non-GAAP financial measure. For reconciliations of non-GAAP measures to the most comparable GAAP measures and other information, please refer herein and/or to CNA's most recent 10-K on file with the Securities and Exchange Commission, as well as the press release, available at www.cna.com.

•	Pretax net prior year development and other includes the effects of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

•	Net investment income from fixed income securities, as presented, includes both fixed maturity securities and non-redeemable preferred stock.

•
The majority of our limited partnership investments employ hedge fund strategies. While the Company generally does not invest in highly leveraged partnerships, there are risks inherent in limited partnership investments which may result in losses due to short-selling, derivatives or other speculative investment practices. The use of leverage increases volatility generated by the underlying investment strategies.

•	Certain immaterial differences are due to rounding.

•	N/M = Not Meaningful